UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 2, 2006

(Date of Earliest Event Reported)

PENN VIRGINIA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	1-13283	23-1184320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Radnor Corporate Center, Suite 300
100 Matsonford Road, Radnor, Pennsylvania	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (610) 687-8900

Not Applicable

(Former Name, Former Address, and Former Fiscal Year, If Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

__   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed in Penn Virginia Corporation's (the "Company") Current Report on Form 8-K filed on February 6, 2006, effective as of February 2, 2006, Merrill A. Miller was elected to the Company's Board of Directors. Simultaneously with such election, the Board amended the Company's Bylaws to increase from nine to ten the number of directors serving on the Board of Directors of the Company. The Company's Amended and Restated Bylaws are attached as Exhibit 3(ii).

Item 9.01. Financial Statements and Exhibits.

           (d)  Exhibits

                3(ii) - Amended and Restated Bylaws of Penn Virginia Corporation.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 5, 2006

Penn Virginia Corporation

By: /s/ Nancy M. Snyder
Nancy M. Snyder
Senior Vice President

Exhibit Index

Exhibit No.	Description
3(ii)	Amended and Restated Bylaws of Penn Virginia Corporation